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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated May 5, 1999 for BigStar Entertainment, Inc. included in or made a part of this Amendment No. 1 to the Registration Statement File No. 333-77963 filed on Form S-1.

                                              ARTHUR ANDERSEN LLP

New York, New York
July 7, 1999